                     SIDLEY AUSTIN LLP  | BEIJING    GENEVA       SAN FRANCISCO
 [LOGO]              787 SEVENTH AVENUE | BRUSSELS   HONG KONG    SHANGHAI
 SIDLEY AUSTIN LLP   NEW YORK, NY 10019 | CHICAGO    LONDON       SINGAPORE
 ------------------  212 839 5300       | DALLAS     LOS ANGELES  TOKYO
SIDLEY               212 839 5599 FAX   | FRANKFURT  NEW YORK     WASHINGTON, DC
                                        |
                                        | FOUNDED 1866

                                  June 29, 2006

To the Parties Listed on Annex A hereto:

      Re:   LB-UBS Commercial Mortgage Trust 2006-C4
            Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Ladies and Gentlemen:

            We have acted as special tax counsel to Structured Asset Securities
Corporation II (the "Depositor"), Lehman Brothers Inc. ("LBI") and Lehman
Brothers Holdings Inc. ("LBHI"), in connection with the following transactions
(collectively, the "Transactions"):

            (i)    the sale by LBHI, and the purchase by the Depositor, of
      certain multifamily and commercial mortgage loans (collectively, the "LBHI
      Mortgage Loans"), pursuant to the LBHI Mortgage Loan Purchase Agreement, dated as of June 20, 2006 (the "LBHI Mortgage Loan Purchase Agreement"),
      between LBHI as seller and the Depositor as purchaser;

            (ii)   the sale by UBS Real Estate Investments Inc. ("UBSREI" and, together with LBHI, the "Mortgage Loan Sellers"), and the purchase by the
      Depositor, of certain multifamily and commercial mortgage loans
      (collectively, the "UBS Mortgage Loans" and, collectively with the LBHI
      Mortgage Loans, the "Mortgage Loans"), pursuant to the UBS Mortgage Loan
      Purchase Agreement, dated as of June 20, 2006 (the "UBS Mortgage Loan
      Purchase Agreement" and, together with the LBHI Mortgage Loan Purchase
      Agreement, the "Mortgage Loan Purchase Agreements"), between UBSREI as seller and the Depositor as purchaser;

            (iii)  the creation of a common law trust (the "Trust") and the issuance of the above-referenced series of commercial mortgage pass-through certificates (the "Certificates"), consisting of multiple classes designated Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4,
      Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
      Class F, Class X, Class G, Class H, Class J, Class K, Class L, Class M,
      Class N, Class P, Class Q, Class S, Class T, Class HAF-1, Class HAF-2,
      Class HAF-3, Class HAF-4, Class HAF-5, Class HAF-6, Class HAF-7, Class
      HAF-8, Class HAF-9, Class HAF-10, Class HAF-11, Class SBC-1, Class SBC-2,
      Class SBC-3, Class SBC-4, Class SBC-5, Class SBC-6, Class SBC-7, Class
      SBC-8, Class SBC-9, Class SBC-10, Class SBC-11, Class SBC-12, Class
      SBC-13, Class SBC-14, Class SBC-15, Class R-I, Class R-II, Class R-III and
      Class R-LR, pursuant to the Pooling and Servicing Agreement, dated as of
      June 12, 2006, 2006 (the "Pooling and Servicing Agreement"), between the
      Depositor as depositor, Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer and LaSalle Bank National
      Association as trustee (the "Trustee");

       Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships

 [LOGO]
 SIDLEY AUSTIN LLP                                JUNE 29, 2006 |
 ------------------                                      PAGE 2 | NEW YORK
SIDLEY

            (iv)   the transfer of the Mortgage Loans by the Depositor to the
      Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates at the direction of the Depositor;

            (v)    the sale by the Depositor, and the purchase by LBI and UBS
      Securities LLC ("UBS Securities"), of the Class A-1, Class A-2, Class A-3,
      Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C,
      Class D, Class E and Class F Certificates (collectively, the "Publicly
      Offered Certificates"), pursuant to the Underwriting Agreement, dated as of June 20, 2006 (the "Underwriting Agreement"), between the Depositor,
      LBI and UBS Securities, and acknowledged, as to certain sections, by
      UBSREI and LBHI;

            (vi)   the sale by the Depositor, and the purchase by LBI and UBS
      Securities, of the Class X, Class G, Class H, Class J, Class K, Class L,
      Class M, Class N, Class P, Class Q, Class S, Class T, Class HAF-1, Class
      HAF-2, Class HAF-3, Class HAF-4, Class HAF-5, Class HAF-6, Class HAF-7,
      Class HAF-8, Class HAF-9, Class HAF-10, Class HAF-11, Class SBC-1, Class
      SBC-2, Class SBC-3, Class SBC-4, Class SBC-5, Class SBC-6, Class SBC-7,
      Class SBC-8, Class SBC-9, Class SBC-10, Class SBC-11, Class SBC-12, Class
      SBC-13, Class SBC-14 and Class SBC-15 Certificates (collectively, the
      "Privately Offered Certificates" and, collectively with the Publicly
      Offered Certificates, the "Offered Certificates"), pursuant to the
      Certificate Purchase Agreement, dated as of June 20, 2006 (the
      "Certificate Purchase Agreement"), between the Depositor, LBI and UBS
      Securities;

            (vii)  the negotiation and execution of the LBHI Indemnification
      Agreement, dated as of June 20, 2006 (the "LBHI Indemnification
      Agreement"), between LBHI, the Depositor, LBI and UBS Securities; and

            (viii) the negotiation and execution of the UBS Indemnification
      Agreement, dated as of June 20, 2006 (the "UBS Indemnification Agreement;"
      and, together with the LBHI Indemnification Agreement, the
      "Indemnification Agreements"), between UBSREI, the Depositor, LBI and UBS
      Securities.

            In the course of our acting as special tax counsel to the Depositor,
LBI and LBHI as described above, we prepared or reviewed the Pooling and
Servicing Agreement, the Underwriting Agreement, the Certificate Purchase
Agreement, the Mortgage Loan Purchase Agreements and the Indemnification
Agreements (collectively, the "Series 2006-C4 Agreements"). Capitalized terms not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement and, to the extent not defined therein, in the other Series
2006-C4 Agreements.

            In addition, we have reviewed or been involved in the preparation of the 888 Seventh Avenue Servicing Agreement (together with the Series 2006-C4
Agreements, the "Agreements") and the following documents and all exhibits thereto:

            (a)   the Prospectus Supplement, dated June 20, 2006 (the
                  "Prospectus Supplement"), specifically relating to the
                  Publicly Offered Certificates and the Trust;

            (b)   the Prospectus, dated March 24, 2006 (the "Basic Prospectus"
                  and, together with the Prospectus Supplement, the
                  "Prospectus"), relating to publicly offered

 [LOGO]
 SIDLEY AUSTIN LLP                                JUNE 29, 2006 |
 ------------------                                      PAGE 3 | NEW YORK
SIDLEY

                  commercial mortgage pass-through certificates evidencing
                  interests in trust funds established by the Depositor; and

            (c)   the Offering Memorandum, dated June 20, 2006 (the
                  "Memorandum") specifically relating to the Privately Offered
                  Certificates and the Trust.

            For purposes of rendering the opinions set forth below, we have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions set forth below; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the
Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of all parties to the Agreements to enter into, perform under and consummate the transactions contemplated by the Agreements, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix)
that each of the Agreements is the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x)
the compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, (xi) the conformity, to the requirements of the
Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, of
the Mortgage Notes, the Mortgages and the other documents delivered to the
Trustee by, on behalf of or at the direction of the Depositor and the Mortgage
Loan Sellers, and (xii) the absence of any other agreement that supplements or otherwise modifies the express terms of the Agreements.

            When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley
Austin LLP attorneys currently practicing law with this firm who have been actively involved in the above-described representation with respect to the
Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

            In rendering the opinions below, we do not express any opinion concerning the laws of any jurisdiction other than the federal tax laws of the
United States of America. Furthermore, we do not express any opinion with respect to the tax laws of any particular State or with respect to any matter not expressly addressed below.

 [LOGO]
 SIDLEY AUSTIN LLP                                JUNE 29, 2006 |
 ------------------                                      PAGE 4 | NEW YORK
SIDLEY

                        *             *               *

            To comply with certain Treasury regulations, we state that (i) this opinion letter was written to support the promotion and marketing by others of the Certificates, (ii) this opinion letter was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding U.S. federal tax penalties that may be imposed on such person, and (iii) each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

                        *             *               *

            Based upon and subject to the foregoing, we are of the opinion that, as described in the Prospectus and the Memorandum, (a) REMIC I will qualify as a
REMIC within the meaning of the REMIC Provisions, and the REMIC I Regular
Interests will be "regular interests" and the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I, (b) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II
Regular Interests will be "regular interests" and the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II, (c) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the
Regular Interest Certificates will evidence and/or constitute "regular interests" and the Class R-III Certificates will evidence the sole class of
"residual interests" in REMIC III, and (d) the individual Loan REMIC will qualify as a REMIC within the meaning of the REMIC Provisions, the individual
Loan REMIC Regular Interest will be a "regular interest" in the individual Loan
REMIC and the Class R-LR Certificates will evidence the sole class of "residual interests" in the individual Loan REMIC.

            We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the use of our name under the heading
"Federal Income Tax Consequences" in the Prospectus Supplement. In giving such consent, we do not consider that we are "experts", within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

            The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being rendered solely to and for the benefit of the persons to whom it is addressed in connection with the matter described above; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise delivered to or relied upon by any other person or used for any other purpose without our prior written consent; provided, however, that the recipient of this opinion letter (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transactions.

                                   Very truly yours,

                                   /s/ Sidley Austin LLP

                                     ANNEX A

Structured Asset Securities Corporation II     Standard & Poor's Ratings Services,
745 Seventh Avenue                              a division of The McGraw-Hill Companies, Inc.
New York, New York 10019                       55 Water Street, 10th Floor
                                               New York, New York 10004

Lehman Brothers Inc.                           Moody's Investors Service, Inc.
745 Seventh Avenue                             99 Church Street, 8th Floor
New York, New York 10019                       New York, New York 10007

UBS Securities LLC                             Wachovia Bank, National Association
1285 Avenue of the Americas                    NC 1075
New York, New York 10019                       8739 Research Drive, URP4
                                               Charlotte, North Carolina 28262-1075

LaSalle Bank National Association              LNR Partners, Inc.
135 South LaSalle Street, Suite 1625           1601 Washington Avenue
Chicago, Illinois 60603                        Miami Beach, Florida 33139